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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 31, 2003

                           DVI RECEIVABLES CORP. VIII
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                    333-81454              25-1824148
-------------------------------    ----------------     ----------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)         Identification Number)

2500 YORK ROAD
JAMISON, PENNSYLVANIA                                           18929
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (215) 488-5000

     ______________________________________________________________________
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending March 31, 2003, payment date April 14, 2003

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending March 31, 2003, payment date April 14, 2003

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending March 31, 2003, payment date April 14, 2003

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending March 31, 2003, payment date April 14, 2003

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending March 31, 2003, payment date April 11, 2003

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending March 31, 2003, payment date April 11, 2003

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending March 31, 2003, payment date April 11, 2003

Exhibit 99.8 DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for month ending March 31, 2003, payment date April 14, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables Corp. VIII
                                                ------------------------------
                                                       (Registrant)

Dated: April 11, 2003                           By: /s/ Steven R. Garfinkel
                                                    --------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer

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